Exhibit 99.1

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[GRAPHIC]	[GRAPHIC]

BALANCE

Kerr-McGee Corporation

Howard Weil
Energy Conference

April 5, 2005

[LOGO]

Forward-Looking
Statement

The company makes certain forward-looking statements in this presentation that are subject to risks and uncertainties.  Future results and developments discussed in these statements may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the success of the oil and gas exploration and production program, drilling risks, the market value of Kerr-McGee’s products, uncertainties in interpreting engineering data, demand for consumer products for which Kerr-McGee’s businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets, including changes in currency exchange rates, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, general economic conditions, and other factors and risks discussed herein and in the company’s other SEC filings, and many such factors and risks are beyond Kerr-McGee’s ability to control or predict.  Forward-looking statements are not guarantees of performance.  Actual results and developments may differ materially from those expressed or implied in this presentation.  Readers are cautioned not to place any undue reliance on any forward-looking statements.  Forward-looking statements speak only as of the date of this presentation.  Kerr-McGee undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  For such statements, Kerr-McGee claims the protection of the safe harbor for “forward-looking statements” set forth in the Private Securities Litigation Reform Act of 1995.

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves.  We use certain terms in this presentation, such as “probable and possible resources,” which the SEC’s guidelines strictly prohibit us from including in filings with the SEC.  Investors are urged to consider closely the disclosures and risk factors in our Forms 10-K and 10-Q, File No. 1-16619, available from Kerr-McGee’s offices or website, www.kerr-mcgee.com.  These forms also can be obtained from the SEC by calling 1-800-SEC-0330.

Kerr-McGee Oil & Gas
Today

•                  Balanced portfolio

•                  High-quality assets

•                  Large inventory of repeatable, low-risk exploitation projects

•                  Balanced exploration program focused in proven hydrocarbon basins

•                  Operational and development expertise

•                  Proven record of value-enhancing transactions

Creating Value through
Balanced Growth

Balanced growth strategy

•                  Exploration

•                  Exploitation

•                  Tactical transactions

Discoveries		Developments

Blind Faith	[GRAPHIC]	Westport acquisition
China CFD 14-5		Atwater Valley
Alaska	[GRAPHIC]	China CFD 11-1/2
Brazil BM-C-7	[GRAPHIC]	Constitution
	[GRAPHIC]	Red Hawk
HSR acquisition
	[GRAPHIC]	Gunnison
Boomvang
	[GRAPHIC]	Nansen

Reserve Balance
As of Jan. 1, 2005

[CHART]		[CHART]
By Location		By Category

[CHART]
By Product

1,218 MM BOE
of Reserves

5-Year Changes
in Reserves

MM BOE

Replaced production
through the drill bit

[CHART]

2005 Bookings
Pipeline

	Resource Potential MM BOE
2005 Program Expectations	Low	Base	High
Exploitation
Rockies	30	40	50

Projects Under Way
Blind Faith; Tahiti; China (CFD 11-6, 12-1, 12-1S)	35	40	45

Appraisal of Discoveries
Alaska	—	30	60
Brazil	—	—	15
China (CFD 14-5)	—	10	20

Exploration
Shelf; Satellites; New-field wildcats	45	85	135
Total	110	205	325

Exploitation

Large inventory of
repeatable, low-risk projects

Rocky Mountain
Basins

[GRAPHIC]

•                  Long-life gas adds balance

•                  Capitalizing on tight-gas expertise

•                  Large inventory of low-risk repeatable plays

Provides balance with predictable production,
cash flow and repeatable low-risk reserve adds

Exploitation
Rockies

•                  Track record of execution in the Rockies

•                  Repeatability of play

•                  Rigs contracted to carry out 2005 program

•                  Using scale to maximize efficiencies

•                  Over 9,000 projects identified

•                  Attractive full-cycle development costs

Exploitation

Greater Natural Buttes

[GRAPHIC]

Key Program Statistics

	2004		2005P

Capital ($MM)	$160		$245
Number of wells	140		>200

IRR:	>60	%*

*Assumes budget prices

Estimated Full-Cycle
Development Costs
$ / BOE

Greater Natural Buttes

	Resources	Allocated Purch. Cost	Develop. Cost	Full-cycle Cost
	MM BOE

Proved Developed	51	$5.20	$—	$5.20

Proved Undeveloped	59	5.20	5.00	10.20

Probable / Possible	150	2.10	5.00	7.10

Average Full-cycle Cost				$7.43

Greater Natural Buttes

Increased Resource Potential

BCFe

After producing 20 BCFe

[CHART]

Exploitation
Wattenberg

[GRAPHIC]

Key Program Statistics

	2004		2005P
Capital ($MM)	$110		$120

Number of wells	180		220

Total projects	310		400

IRR average:	>75	%*

*Assumes budget prices

Exploration

Focused on proven hydrocarbon
basins with track record
of success

2005 Exploration

Program

$380 MM

[GRAPHIC]

Deepwater Gulf of Mexico

[GRAPHIC]

Past five years’ results

•     50 new-field wildcats

•     >100 total exploration wells

•     Discovered approx. 800MM BOE gross resources

•     Developed fields including: Nansen Boomvang, Gunnison Red Hawk, Constitution

•     Producing >80 MBOE/D, net

Deepwater Gulf of Mexico

Lookback Assumptions

Since Jan. 1, 1999

• Costs include all:
• Leasehold & rentals	• Operating costs
• Drilling & completion	• Facilities
• Geological & geophysical	• District G&A

•                  Pricing

Actuals 1999-2004, then

		Projected
		2005	2006	2007	2008	2009+
• Low-cycle	Oil	38.00	30.00	24.00	24.00	24.00
	Gas	6.00	5.00	4.00	4.00	4.00

• Budget	Oil	38.00	34.00	32.00	32.00	32.00
	Gas	6.00	5.50	5.00	5.00	5.00

• Strip	Oil	54.65	51.01	48.09	46.68	45.37
	Gas	7.26	7.17	6.65	6.24	5.87

Oil WTI. $/BbI

Gas: NYMEX $/MMBtu

Deepwater Gulf of Mexico

Total Program Results

Net Investment	$2,901 MM
Net Resources (2P)	325 MM	BOE

[CHART]	[CHART]	[CHART]

Production Growth

from Deep Water

M BOE/D

[CHART]

Sampling of Large

Prospect Inventory

[GRAPHIC]

Alaska

Nikaitchuq Discovery

[GRAPHIC]

#4 Horizontal Test
• Schrader Bluff reservoir
• Tested up to 1,200 BOPD
• 16” -17” API

#3 Horizontal Well
• Sag River reservoir
• Drilling new fault block

#1 Discovery Well
• Initial vertical test at 960 BOPD of 38” API in Sag River reservoir

Alaska

Exploration

[GRAPHIC]

Tuvaaq Discovery
• Proved extension of Schrader Bluff reservoir three miles west
• KMG: increased WI to 82%

Kigun Prospect
• Evaluating
• KMG: 55% WI

[GRAPHIC]

Ataruq Prospect
• Potential extension of Kuparuk, Palm and Tarn fields

• 1-2 exploratory wells in 2005 drilling season

• KMG: 50% WI

Bohai Bay

CFD 14-5 Discovery

[GRAPHIC]

• First appraisal currently drilling

• Eocene age Shahejie sand section

• 85’ net oil pay

• 31°-33° API gravity

• 100% foreign contractors interest

Transactions

Capitalizing on
core competencies to
enhance value

Comparative
Rockies’ Transactions

[CHART]	[CHART]

Estimates based on public filings of comparable transactions

HSR Acquisition
Lookback

Since acquisition. . .

•      Completed >1,100 projects in Wattenberg

•      Added >400 BCFe of proved reserves

•      Produced 300 BCFe

•      More than 500 BCFe of additional resource potential

•      Increased project inventory 12%

•      Created core area to exploit tight-gas expertise

Blind Faith Discovery

Exchanged declining legacy Arkoma
assets for 37.5% WI in Blind Faith

•      Potential to capitalize on KMG’s industry-leading cycle time

•      Will add new hub in central gulf

Production
Consistency

M BOE/D

Delivering as promised!

[CHART]

Return on Average
Capital Employed

%

[CHART]

*From continuing operations

Summary

A Balanced Portfolio

•      High-impact exploration in proven basins

•      Low-risk repeatable plays in established basins

•      Evaluating tactical transactions

Operational Execution

•      Efficient and effective operator

•      Meeting production targets consistently

•     Growing infrastructure in deepwater Gulf of Mexico

Financially Sound

•      Strong cash generating capability

[GRAPHIC]	[GRAPHIC]

BALANCE

Kerr-McGee Corporation

Howard Weil

Energy Conference

April 5, 2005